                            Exhibit 1.1

                   STUDER REVOX AG AND SUBSIDIARIES
                   ================================
                  CONSOLIDATED FINANCIAL STATEMENTS

                        AS OF DECEMBER 31, 1993

                    TOGETHER WITH AUDITORS' REPORT

                REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors of
Studer Revox AG


We have audited the accompanying consolidated balance sheet of Studer Revox AG (a Swiss corporation) and subsidiaries as of December 31, 1993, and the related consolidated statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fair-ly, in all material respects, the financial position of Studer Revox AG and subsidiaries as of December 31, 1993, and the results of their operations and their cash flows for the year then ended in accordance with the accounting principles generally accepted in the United States.


ARTHUR ANDERSEN AG


/s/ Thomas Stenz      /s/ Louis Siegrist
Thomas Stenz          Louis Siegrist

Zurich, March 17, 1994

                   STUDER REVOX AG AND SUBSIDIARIES

            CONSOLIDATED BALANCE SHEET - DECEMBER 31, 1993
                    (in thousands of Swiss Francs)









A S S E T S

CURRENT ASSETS:
  Cash                                                        5,246
  Marketable securities                                       3,307
  Receivables (net of allowance for
    doubtful accounts of 7,807)                              33,430
  Inventories                                                49,072
  Prepaid expenses and other
    current assets
                                                              4,318
                                                            -------
          Total current assets                               95,373
                                                            -------
NON-CURRENT ASSETS:
  Property, plant and equipment, net                         47,253
  Excess of cost over fair value
    of assets acquired, net of accumulated amortization
      of 382                                                  3,113
  Other assets                                                3,070
                                                            -------
          Total non-current assets                           53,436
                                                            -------
                                                            148,809
                                                            =======










          The accompanying notes are an integral part of this
                      consolidated balance sheet.

                   STUDER REVOX AG AND SUBSIDIARIES

            CONSOLIDATED BALANCE SHEET - DECEMBER 31, 1993
                    (in thousands of Swiss Francs)







LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Short-term borrowings                                      20,097
  Accounts payable                                           21,441
  Payable to parent company                                   2,079
  Accrued liabilities                                        25,224
                                                            -------
          Total current liabilities                          68,841
                                                            -------
NON-CURRENT LIABILITIES:
  Loan from parent company                                   52,511
  Mortgages                                                  36,800
  Other long-term debt                                        8,865
                                                            -------
          Total non-current liabilities                      98,176
                                                            -------

MINORITY INTERESTS                                              845
                                                            -------

SHAREHOLDERS' EQUITY:
  Share capital, 277,000 registered shares
    issued at S.Fr. 100 each                                 27,700
  Accumulated deficit                                       (47,625)
  Cumulative translation adjustments                            872
                                                            -------
          Total shareholders' equity                        (19,053)
                                                            -------
                                                            148,809
                                                            =======







          The accompanying notes are an integral part of this
                      consolidated balance sheet.

                   STUDER REVOX AG AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF
                       INCOME FOR THE YEAR ENDED
                           DECEMBER 31, 1993
   (in thousands of Swiss Francs except share and per share amounts)





NET SALES                                                   134,739

COST OF SALES                                               (83,501)
                                                            -------
          Gross profit                                       51,238


SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                (79,229)
                                                            -------
          Operating loss                                    (27,991)
                                                            -------

OTHER EXPENSES:
  Interest, net                                              (8,835)
  Foreign exchange differences                                 (253)
  Other                                                      (2,433)
                                                            -------
                                                            (11,521)
                                                            -------
          Loss before taxes                                 (39,512)

TAXES                                                         2,083
                                                            -------
          Net loss before minority interests                (37,429)

MINORITY INTERESTS                                              (54)
                                                            -------
          Net loss                                          (37,483)
                                                            =======

Average number of shares outstanding                        277,000
                                                            =======

Net loss per share                                          (135.32)
                                                             ======




          The accompanying notes are an integral part of this
                        consolidated statement.

                   STUDER REVOX AG AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF
                   SHAREHOLDERS' EQUITY FOR THE YEAR
                        ENDED DECEMBER 31, 1993
                    (in thousands of Swiss Francs)






                              Share          Accumulated    Translation
                              Capital        deficit        adjustment
                              -------        -----------    -----------

Balance, December 31, 1992     27,700          (10,142)            -
Translation differences                                          872
Net loss                                       (37,483)
                              -------          --------         -----
Balance, December 31, 1993     27,700          (47,625)          872
                              =======          ========         =====




























          The accompanying notes are an integral part of this
                        consolidated statement.

                   STUDER REVOX AG AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF
                     CASH FLOWS FOR THE YEAR ENDED
                           DECEMBER 31, 1993
                    (in thousands of Swiss Francs)


CASH FLOW FROM OPERATING ACTIVITIES:
  Net loss                                                  (37,483)
  Depreciation and amortization                               6,738
  Gain on sale of property                                   (3,366)
  (Increase) decrease in-
    Receivables                                               2,813
    Inventories                                              10,728
    Other current assets                                      1,105
  Increase (decrease) in-
    Accounts payable                                          6,202
    Accrued liabilities                                     (18,969)
                                                            -------
          Net cash used in operating activities             (32,232)
                                                            -------
CASH FLOW FROM INVESTING ACTIVITIES:
  Proceeds from sale of property, plant and equipment        20,816
  Investment in mutual funds                                 (3,307)
  Capital expenditures for property, plant and
    equipment                                                (2,781)
  Purchase of minorities                                     (1,697)
                                                            -------
          Net cash provided by investing activities          13,031
                                                            -------
CASH FLOW FROM FINANCING ACTIVITIES:
  Net borrowings under lines of credit                      (28,908)
  Repayments of mortgages                                    (7,600)
  Borrowings from parent company                             39,011
  Foreign currency translation and other                       (530)
                                                            -------
          Net cash provided by financing activities           1,973
                                                            -------
          Net increase (decrease) in cash                   (17,228)

Cash at beginning of year                                    22,474
                                                            -------
Cash at end of year                                           5,246
                                                            =======
SUPPLEMENTAL INFORMATION:
          Total interest paid                                 3,618
          Total taxes paid                                      542
                                                            =======


         The accompanying notes are an integral part of this
                        consolidated statement.

                   STUDER REVOX AG AND SUBSIDIARIES
                       NOTES TO THE CONSOLIDATED
                         FINANCIAL STATEMENTS
                           DECEMBER 31, 1993
        (in thousands of Swiss Francs unless otherwise stated)


1.   Operations and ownership

     The Company's predominant business is the design, manufacture and distribution of high fidelity audio and video products for the con-sumer electronics and professional studio markets. Products are manufactured and distributed in Switzerland and internationally under the "Studer" and "Revox" brand names.

     The Company is wholly owned by Motor-Columbus AG, Baden,
     Switzerland as of December 31, 1993. As more fully described in
     Note 17, the Company subsequently sold its Revox Consumer
     Electronics business and the Swiss real estate to other companies owned by Motor-Columbus. At the same time, the Company was recapitalized and sold to Harman International Industries Inc.


2.   Summary of significant accounting policies

     Presentation of the financial statements
     ----------------------------------------
     In connection with the acquisition of the Company by Harman International Industries Inc., the Company is required to present consolidated financial statements in accordance with U.S. generally accepted accounting principles. Such consolidated financial statements have been prepared for the first time at December 31, 1993. For this reason, no comparative financial information is available.

     Consolidation principles
     ------------------------
     The consolidated balance sheet and income statement of Studer Revox AG includes all majority owned subsidiaries. All intercompany balances and transactions as well as intercompany profit in inventories have been eliminated. Minority interests in Studer Revox Japan are shown separately in the consolidated balance sheet and income statement.

     Foreign currency translation
     ----------------------------
     Assets and liabilities of foreign subsidiaries are translated to Swiss Francs at the foreign exchange rate in effect at the balance sheet date. Income statements of foreign subsidiaries are translated at the average rate for the year. Translation gains and losses resulting from the application of this method in 1993 are shown in a separate component of shareholders' equity. Cumulative translation adjustments from previous years have not been separately calculated.

     Income recognition
     ------------------
     Revenue is recognized upon shipment of goods. For certain long term contracts, revenue is also recognized upon specific and identified partial shipments being made.

     Marketable securities
     ---------------------
     Marketable securities are stated at cost which approximates market values.

     Inventories
     -----------
     Inventories are stated at the lower of cost or market. Cost is determined principally by the first-in, first-out method. Reserves for slow moving and obsolete articles are provided by using a systematic reserve calculation based on production dates or other appropriate procedures.

     Property, plant and equipment
     -----------------------------
     Property, plant and equipment is recorded at cost or in case of major capital leases at the present value of the minimum future lease payments.

     Depreciation and amortization is provided primarily using the straight-line method over the estimated useful lives of the property.

     Excess of cost over fair value of assets acquired
     -------------------------------------------------
     Goodwill resulting from an acquisition in the United States is amortized over a period of 40 years, using the straight line method.

     Income taxes
     ------------
     Income taxes payable are currently provided for based on the taxable results reported by each individual subsidiary. Deferred taxes are provided on timing differences between the results reported for tax and financial purposes using the liability method. No deferred taxes are recognized for future benefits resulting from net operating losses because the realizability is highly uncertain due to the history of losses. No deferred taxes are accrued relating to undistributed earnings of S.Fr. 7 Mio. from foreign subsidiaries because the Company has no intention to repatriate such earnings in the foreseeable future.

     Research and development
     ------------------------
     Research and development costs are expensed as incurred. The company's expenditures for research and development for the year ended December 31, 1993, amounted to S.Fr. 18.6 Mio.

     Loss per share
     --------------
     The loss per share is calculated based on the average number of shares outstanding during the year ended December 31, 1993.


3.   Inventories

     Inventories consist of the following:

     Raw material, supplies and spare parts            S.Fr.  32,310
     Work in process                                          15,178
     Finished goods                                           33,224
     Reserves for slow moving and obsolete items             (31,640)
                                                       -------------
                                                       S.Fr.  49,072
                                                       =============

4.   Property, plant and equipment

     Property, plant and equipment is set up as follows:

     At cost-
     Land and buildings                                S.Fr.  58,553
     Machinery and tooling                                    24,426
     Office furniture and equipment                           17,875
     Vehicles and other                                        1,399
                                                       -------------
                                                       S.Fr. 102,253
     Less- Accumulated depreciation                           55,000
                                                       -------------
                                                       S.Fr.  47,253
                                                       =============

     Depreciation is calculated over the following estimated useful lives.

     Buildings                                         20-50 years
     Machinery and tooling                              5-10 years
     Office furniture and equipment                     3-10 years
     Vehicles                                           3- 5 years

5.   Short-term borrowings

     Short-term borrowings predominantly reflect bank overdrafts under available credit lines and other short-term bank loans. At December 31, 1993, formally approved credit lines amount to S.Fr. 16.8 Mio. of which S.Fr. 16.0 Mio. were used as at that date. A significant portion of the credit lines are guaranteed by the Company's ultimate parent company, Motor-Columbus. In addition, bank borrowings in Austria and Germany are secured by mortgages for an amount of S.Fr. 2 Mio. Credit lines are cancellable at short notice and bear interest at respective market rates applicable in each country.


6.   Accrued liabilities

     Accrued liabilities include the following major items:



                                                            S.Fr.

          Restructuring and personnel lay-off                6,049
          Social security and other personnel benefits       3,822
          Legal costs and pending legal claims               2,792
          Warranty and other risks                           7,194
          Income taxes                                         540
          Real estate taxes                                  1,350
          Other accruals                                     3,477
                                                            ------
                                                            25,224
                                                            ======

7.   Loan from parent company

     Loans from the parent company are denominated in German Marks 27.0 Mio. and S.Fr. 29.5 Mio. The loans bear interest at 7.625% and 6.75%, respectively. No repayment dates are contractually speci-fied. In connection with the sale of the Company to Harman International Industries Inc. and the related sale of the Revox Consumer Electronics business as more fully described in Note 17, the loan has been partly transferred to other companies owned by Motor-Columbus; the remaining balance has been waived as part of a recapitalization of the Company.

8.   Mortgages

     Mortgages are set up as follows at December 31, 1993:

     -    First preferred mortgage on Swiss real estate;
          interest rate 6.25%                              S.Fr.  29,400

     -    First preferred mortgage on Swiss real estate;
          interest rate 7.75%                              S.Fr.   4,500

     -    Second mortgage on Swiss real estate;
          interest rate 6.75%                              S.Fr.   2,900
                                                          --------------
                                                           S.Fr. 36,800
                                                          ==============

     In connection with the sale of the Swiss real estate as more fully explained in Note 17, the mortgages have been assumed by another company owned by Motor-Columbus AG.


9.   Other long-term debt

     Other long-term debt is comprised of the following:

     -    amount due under capital leases,
          due in installments until July 31, 2005
          (excluding short-term portion)                   S.Fr. 4,620

     -    loan granted by the pension fund of
          Studer Revox AG, interest bearing at 6.25%,
          no repayment date fixed                          S.Fr. 2,000

     -    other                                            S.Fr. 2,245
                                                        --------------
                                                           S.Fr. 8,865
                                                        ==============

10.  Share capital

     The Company's share capital is comprised of 277,000 registered shares, issued at a nominal value of S.Fr. 100 each.


11.  Leases

     Property accounted for under capital leases at December 31, 1993, amounted to S.Fr. 5,555 less accumulated depreciation of S.Fr. 1,450 and is included under property, plant and equipment.

     At December 31, 1993, the Company is liable for the following minimum lease commitments under non-cancellable operating and finance lease agreements:

                                   Operating leases    Capital leases
                                   ----------------    --------------

     1994                                  985               631
     1995                                  836               675
     1996                                  722               716
     1997                                  495               734
     1998                                  304               734
     1999 and following years              769             4,958
                                         -----             -----
                                         4,111             8,448
                                         =====
     Less- interest element                               (3,661)
                                                           -----
                                                           4,787
                                                           =====

12.  Income taxes

     The income tax benefit of S.Fr. 2,083 is composed of the following:

                                                            S.Fr.
                                                            -----

     Current Swiss local taxes                                (85)
     Current foreign taxes                                   (481)
     Foreign research tax credit                              788
     Foreign carry back receivable                          1,861
                                                            -----
                                                            2,083
                                                            =====

     Accrued liabilities include current tax accruals of S.Fr. 519.

     Tax assets included under "other assets" comprise of the following:

                                                            S.Fr.
                                                            -----

     Foreign carry back receivable                          1,769
     Foreign deferred tax asset on retirement
       allowance                                              202
     Other foreign deferred tax assets                         64
                                                            -----
                                                            2,035
                                                            =====

13.  Business segments

     The Company's predominant business is the design, manufacture and distribution of high fidelity audio and video products for the consumer and professional studio markets. The Company has operations in Switzerland and internationally. The following table shows net sales, operating income and assets by these geographic segments. The net sales for Switzerland include third party export sales in the amount of S.Fr. 39.8 Mio.

                                                             S.Fr.
     Net sales:
       Switzerland                                           77,805
       International                                        114,742
       Intercompany elimination                             (57,808)
                                                            -------
                                                            134,739
                                                            =======

     Operating loss:
       Switzerland                                          (12,883)
       International                                        (15,156)
       Intercompany elimination                                  48
                                                             ------
                                                            (27,991)
                                                             ======

     Assets:
       Switzerland                                          134,662
       International                                         86,205
       Intercompany elimination                             (72,058)
                                                            -------
                                                            148,809
                                                            =======

14.  Employee benefit plans

     The Company and its subsidiaries have various different pension schemes in place depending on local regulations and practices. Besides governmental pension plans in various countries for which only annual contributions are due, a defined benefit plan exists in Switzerland. This plan is organized in a separate legal entity. Total net assets of the plan at December 31, 1993, amount to S.Fr.
     35.3 Mio. which exceeds the actuarially calculated required net assets by approximately S.Fr. 2 Mio. In addition, certain minor other plans exist in other countries. Net assets of such plans are not included in the amount stated above. Total contributions to governmental and other pension schemes for the year ended December 31, 1993, amounted to S.Fr. 4.7 Mio. Out of this amount, S.Fr. 3.0 Mio. are contributions to the Swiss defined benefit plan.

15.  Committments and contingencies

     The Company and its subsidiaries are involved in several legal actions out of normal operations with customers, suppliers and former employees. The outcome of these actions cannot be predicted at this moment. However, management, based on legal advice, believes such actions are either without merit or do not represent a material liability in excess of amounts specifically reserved for such cases.

16.  Related party transactions

     For the year ended December 31, 1993, the Company has been charged with a management fee of S.Fr. 1.3 Mio. by its parent company.

17.  Subsequent event

     On March 17, 1994, Motor-Columbus AG has sold the Company to Harman International Industries Inc. (Harman) effective January 1, 1994. The agreement includes the following major provisions:

     - Harman acquires the Company's world wide professional studio business (Studer operations). The Revox consumer electronics business, primarily represented by the Company's subsidiary in Germany (Studer Revox GmbH) will be transferred to a new subsidiary owned by Motor-Columbus AG.

     - The Swiss real estate owned by the Company together with the respective mortgages have also been transferred to another company owned by Motor-Columbus AG. A lease agreement has been concluded with Studer Revox AG for one part of the real estate. The agreement provides for a 5 year lease term. For the first 3 years no rent is due by the Company.

     - The Company is recapitalized by Motor-Columbus AG by an amount of S.Fr. 17 Mio. through the waiver of the balance of the parent company loan after the transactions explained in the two preceding paragraphs.

     The consolidated balance sheet of the Company after such transactions at January 1, 1994, can be summarized as follows:


     Current assets                               S.Fr.     80,301
     Non-current assets                                     16,653
     Current liabilities                                   (61,198)
     Non-current liabilities                                (8,163)
                                                  ----------------
          Equity (incl. minorities)               S.Fr.     27,593
                                                  ================

     It is Harman management's intention to continue to operate the recapitalized business of the Company and its subsidiaries on a going concern basis including respective financing if necessary.












































                                  22